                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549



                                   FORM 8-K



                                CURRENT REPORT



                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934




                     Date of Report:  October 3, 1996
             Date of earliest event reported: September 23, 1996




                              EDISON INTERNATIONAL
            (Exact name of registrant as specified in its charter)





        CALIFORNIA                     1-9936               95-4137452
(State or other jurisdiction of     (Commission          (I.R.S. employer
incorporation or organization)      file number)       identification no.)





                           2244 Walnut Grove Avenue
                                (P.O. Box 800)
                         Rosemead, California  91770
       (Address of principal executive offices, including zip code)




                                  818-302-2222
            (Registrant's telephone number, including area code)


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Item 5.  Other Events

      On September 23, 1996, California Governor Pete Wilson signed Assembly Bill 1890, providing for the restructuring of the California electric utility industry. The legislation, building upon the California Public Utilities Commission's (CPUC) December 20, 1995 restructuring decision, opens electric power generation in California to competition commencing January 1, 1998, while leaving in place the regulatory system governing its transmission and distribution. A copy of the Governor's office press release on the signing of the legislation is attached hereto as Exhibit 20.1, with press releases from Southern California Edison Company (Edison) on the matter attached as Exhibits 20.2 and 20.3.

     In addition, on September 20, 1996, the CPUC adopted a new mechanism for setting electric rates for transmission and distribution called Performance-Based Ratemaking (PBR). Under the PBR (scheduled to take effect on January 1, 1997), adjustments to Edison's approved revenue requirements shall be made based on various factors, including productivity, service quality, safety, inflation, and unforeseen external events. Resulting gains and losses are to be shared between Edison's shareholders and customers in a prescribed manner. A copy of a press release issued by Edison on September 23 describing the new ratemaking method is attached hereto as Exhibit 20.4.

     Finally, effective September 27, 1996, the Board of Directors of Edison International increased the authorized amount of common stock repurchases from $300 million to $800 million. A copy of the press release issued by Edison International on September 27 pertaining to the increase in the repurchase authorization is attached hereto as Exhibit 20.5.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)     Exhibits

Exhibit
Number                            Description
-------                           -----------

20.1 News Release -- Wilson Signs Historic Legislation Restructuring Electic Industry

20.2 News Release -- Edison Applauds Gov. Wilson's Signing of Historic Electricity Restructuring Bill

20.3         Investor Relations News -- Electric Utility Industry
             Restructuring Bill Signed by Governor

20.4         News Release -- Edison Applauds CPUC Incentive-Based Rate
             Decision

20.5 Investor Relations News -- Edison International Board of Directors Increases Share Repurchase Authorization
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                         SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            Edison International



                                     KENNETH S. STEWART
                            ----------------------------------
                                     KENNETH S. STEWART
                                 ASSISTANT GENERAL COUNSEL


October 3, 1996